Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 40-F, and the 2004 Audited Financial Statements contained therein, of Biomira Inc. (the “Company”) for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward A. Taylor, Vice President Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Edward A. Taylor

Edward A. Taylor
Vice President Finance and Administration and Chief Financial Officer
March 31, 2005